Loans Held-for-Sale, Net (Tables)	12 Months Ended
Dec. 31, 2017
Loans Held-for-Sale, Net
Summary of loans held-for-sale, net

        Loans held-for-sale, net consists of the following (in thousands):

	December 31, 2017	December 31, 2016
Fannie Mae	$243,717	$538,189
Freddie Mac	47,545	124,102
FHA	987	56

	292,249	662,347
Fair value of future MSR	5,806	13,146
Unearned discount	(612)	(2,126)

Loans held-for-sale, net	$297,443	$673,367